SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 11, 1997

                            Princeton Media Group, Inc.
             (Exact name of registrant as specified in its charter)

Ontario, Canada                     0-16355                      98-0082860
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)

               214 Brazilian Ave., Suite 400, Palm Beach, FL 33480
             (Address of principal executive offices)    (Zip Code)

                                 (561) 659-0121
               Registrant's telephone number, including area code

                               DeNovo Corporation
         (Former name or former address, if changed since last report.)


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibits are filed as a part of this report:

Exhibit 10.1  Form of Regulation S Subscription Agreement

Item 9.  Issuances of Equity Securities Pursuant to Regulation S.

      The Registrant issued 500 shares of common stock to Edward E. Sparling in settlement of certain claims. No commissions were paid.

      The Registrant relied on warranties and representations made by the issuee in a subscription agreement in the form filed herewith as Exhibit 10.1, which is hereby incorporated herein by reference, as the basis for claiming the exemption pursuant to Regulation S.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Princeton Media Group, Inc.


Date: April 28, 1997                        By: /s/ James J. McNamara
                                               James J. McNamara, Chairman


EXHIBIT INDEX

10.1  Form of Regulation S Subscription Agreement           Page 2